Transactions with Related Parties	12 Months Ended
Dec. 31, 2011
Transactions with Related Parties [Abstract]
Transactions with Related Parties

13.    Transactions with Related Parties

In September 2010, the Company funded a $31.7 million mezzanine loan to a subsidiary of EDT Retail Trust (“EDT”) collateralized by equity interests in six shopping center assets managed by the Company. The mezzanine loan bears interest at a fixed rate of 10% and matures in 2017. The Company recorded $3.2 million and $0.9 million in interest income for the year ended December 31, 2011 and 2010, respectively. Although the Company’s interest in EDT was redeemed in 2009, the Company retained two positions on EDT’s board of directors.

In 2009, the Company completed the Otto Transaction (Note 10). Mr. Otto is currently the Chief Executive Officer of ECE Projektmanagement G.m.b.H. & Co. KG (“ECE”), which is a fully integrated international developer, owner and manager of shopping centers. In May 2007, DDR and ECE formed a joint venture to fund investments in new retail developments to be located in western Russia and Ukraine (“ECE Joint Venture”). DDR contributed 75% of the equity of the joint venture, and ECE contributed the remaining 25% of the equity. The Company consolidates this entity. ECE, through its wholly-owned affiliates, was to provide development, property management, leasing and asset management services to the ECE Joint Venture and be paid fees, pursuant to service agreements. In addition, two of the Company’s directors hold various positions with affiliates of ECE, the Otto Family and/or the ECE Joint Venture’s general partner.

In 2011, the ECE Joint Venture entered into an agreement to sell the Yaroslavl Project (Note 11). In connection with the sale, an affiliate of the Company’s joint venture partner entered into certain leasing and management agreements with the buyer of the Yaroslavl Project and will receive fees in exchange for its services. The sale is expected to be finalized in the first quarter of 2012.

In April 2009, the Company entered into a $60 million secured bridge loan with an affiliate of the Otto Family. The bridge loan was repaid in May 2009 with the proceeds of a $60 million collateralized loan also obtained from an affiliate of the Otto Family. The loan had an interest rate of 9% and was collateralized by a shopping center. The Company repaid this loan, at par, in 2010 and paid a prepayment penalty of approximately $0.9 million. The Company paid interest of approximately $1.9 million and $3.9 million on these loans for the years ended December 31, 2010 and 2009, respectively.

The Company leased office space owned by the Company’s former Executive Chairman of the Board’s mother. General and administrative rental expense associated with this office space aggregated $0.5 million for the year ended December 31, 2009. This office lease expired on December 31, 2009.

Transactions with the Company’s equity affiliates are described in Note 2.